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                                                                    EXHIBIT 23.2
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Roper Industries, Inc.

     As independent public accountants, we hereby consent to the incorporation of our report included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1999 (File No. 1-12273 into this Registration Statement.


                                         /s/ Arthur Andersen LLP
                                         -------------------------------------
                                         ARTHUR ANDERSEN LLP

April 26, 2000
Atlanta, Georgia